Exhibit 10.30

JOINDER AND THIRD AMENDMENT TO UNDERWRITING, CONTINUING

INDEMNITY AND SECURITY AGREEMENT

THIS JOINDER AND THIRD AMENDMENT TO UNDERWRITING, CONTINUING INDEMNITY AND SECURITY AGREEMENT (this “Third Amendment”) made as of the 19th day of December, 2008, by and among QUANTA SERVICES, INC., a Delaware corporation, and certain of its Affiliates and Subsidiaries identified on Exhibit A to this Third Amendment (individually and collectively, in their capacity as a named principal under any Bond, “Principal” and individually and collectively “Indemnitors”); FEDERAL INSURANCE COMPANY, an Indiana corporation, AMERICAN HOME ASSURANCE COMPANY, NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA., and THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA (individually and collectively “Surety”).

W I T N E S S E T H:

WHEREAS, Surety and certain Indemnitors entered into that certain Underwriting, Continuing Indemnity and Security Agreement dated March 14, 2005 (the “Original Agreement”), as amended and modified by that certain Joinder Agreement and Amendment to Underwriting, Continuing Indemnity and Security Agreement dated November 28, 2006 (the “First Amendment”) and that certain Second Amendment to Underwriting, Continuing Indemnity and Security Agreement dated January 9, 2008 (the “Second Amendment”); and

WHEREAS, the terms of the Original Agreement, as amended and modified by the First Amendment and the Second Amendment (as so amended and modified, the “Agreement”), are further amended and modified as set forth in this Third Amendment; and

WHEREAS, the parties desire to add certain additional Domestic Subsidiaries of Quanta Services, Inc. as Principals and Indemnitors under the Agreement, as amended by this Third Amendment;

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used in this Third Amendment (including the recitals hereto) will have the respective meanings assigned thereto in the Agreement, unless otherwise specifically defined in this Third Amendment.

2. Amendments.

(a) The definition of “Bonded Contract” in the Agreement is hereby modified to delete “and/or Sunesys, LLC” immediately after “Island Mechanical, Hawaii” and the proviso to Section 1(b) of the Second Amendment is hereby deleted in its entirety.

(b) The definition of “Bonds” in the Agreement is hereby modified to delete “and/or Sunesys, LLC” immediately after “Island Mechanical, Hawaii” and the proviso to Section 1(c) of the Second Amendment is hereby deleted in its entirety.

(c) Clauses (c) and (f) of the definition of “Event of Default” in the Agreement are hereby modified to delete “and/or Sunesys, LLC” immediately after “Island Mechanical, Hawaii” wherever such term appears in each such clause.

(d) The definition of “Retainage” in the Agreement is hereby modified to delete “and/or Sunesys, LLC” immediately after “Island Mechanical, Hawaii” wherever such term appears in such definition and the proviso to Section 1(e) of the Second Amendment is hereby deleted in its entirety.

(e) The definition of “Surety Loss” in the Agreement is hereby modified to delete “and/or Sunesys, LLC” immediately after “Island Mechanical, Hawaii” wherever such term appears in such definition.

(f) The definition of “Work” in the Agreement is hereby modified to delete (i) “and/or Sunesys, LLC” immediately after “Island Mechanical, Hawaii” wherever such term appears in such definition and (ii) “and/or Sunesys, LLC’s” immediately after “Island Mechanical, Hawaii’s” where such term appears in such definition.

3. Exhibit A. Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Third Amendment.

4. Warranties and Covenants of Indemnitors. Each of Pauley Construction Inc., an Arizona corporation, Sunesys, LLC, a Delaware limited liability company, and Winco, Inc., an Oregon corporation (each being a “New Indemnitor”) represents and warrants to Surety that all of the representations and warranties made by the Indemnitors (as defined in the Agreement) in the Original Agreement (whether made as an Indemnitor (as defined in the Agreement) or as a Principal (as defined in the Agreement)) are true and correct as applicable to such New Indemnitor in all material respects, as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date). Each New Indemnitor hereby acknowledges, agrees, and confirms that, by its execution of this Third Amendment, such New Indemnitor will be deemed to be a party to the Agreement, as amended by this Third Amendment, and an “Indemnitor” (as defined in the Agreement) and “Principal” (as defined in the Agreement) for all purposes of the Agreement, as amended by this Third Amendment, and shall have all the obligations of an Indemnitor (as defined in the Agreement) and Principal (as defined in the Agreement) thereunder as if it had executed the Agreement. Each New Indemnitor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions, and conditions contained in the Agreement, as amended by this Third Amendment, applicable to such New Indemnitor (whether as an Indemnitor (as defined in the Agreement) or Principal (as defined in the Agreement)). Without limiting the generality of the foregoing terms of this Section 4, each New Indemnitor hereby grants to the Surety a security interest in any and all right, title and interest of such New Indemnitor in and to the Collateral of such New Indemnitor to secure the prompt payment and performance in full when due of any Surety Loss, and the payment and performance of all other obligations and undertakings now or hereafter owing to Surety with respect to the Bonds and/or under the Surety Credit Documents, as same may now or hereafter be modified, replaced, extended or renewed.

5. Due Diligence Items Required to be Delivered by New Indemnitors. Each New Indemnitor will deliver to Surety the following, in form and substance reasonably satisfactory to Surety and its counsel:

(a) Favorable opinions of both outside and in-house counsel to Principal and Indemnitors, with respect to the New Indemnitors, substantially in the form attached to the Original Agreement as Exhibit C thereto, with such modifications thereto as are requested by such counsel and acceptable to Surety and its counsel in their reasonable discretion;

(b) an officer’s certificate of such New Indemnitor certifying appropriate resolutions authorizing the execution, delivery, and performance of this Third Amendment and performance of the Agreement, as amended by this Third Amendment, certifying that such resolutions have been approved in accordance with such New Indemnitor’s governing documents together with copies of such governing documents, and certifying incumbencies and true signatures of the officers so authorized; and

(c) evidence of the good standing of such New Indemnitor in the jurisdiction in which such New Indemnitor is formed.

6. Power of Attorney. Each New Indemnitor hereby irrevocably constitutes and appoints Quanta Services, Inc. (and all officers, employees, or agents designated by Quanta Services, Inc.), with full power of substitution, as such New Indemnitor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such New Indemnitor and in the name of such New Indemnitor or in its own name, from time to time in Quanta Services, Inc.’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purpose of this Third Amendment or the Agreement and to amend, modify or supplement the Agreement or other Surety Credit Documents in any manner. Each New Indemnitor hereby ratifies and agrees to be bound by, to the fullest extent permitted by law, all that Quanta Services, Inc. will lawfully do or cause to be done by virtue hereof.

7. Miscellaneous.

(a) Upon the effectiveness of this Third Amendment, each reference in the Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Agreement, as affected and amended by this Third Amendment (except to the extent such reference specifically relates to an earlier date). The foregoing is not intended to otherwise affect the definition of “Agreement” or “this Agreement.”

(b) This Third Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

(c) Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

8. Binding Effect. By executing this Third Amendment, each New Indemnitor will be deemed to be an Indemnitor (as defined in the Agreement) under the terms of the Agreement, as amended hereby, as though such New Indemnitor were an original signatory thereto and such New Indemnitor hereby confirms its grant of a security interest in the Collateral to Surety as provided in Section 5 of the Agreement.

9. Continuing Effect. Except as specifically set forth in this Third Amendment, the Agreement remains in full force and effect in accordance with its terms.

10. Counterparts. This Third Amendment may be executed by the parties independently in any number of counterparts, all of which together will constitute but one and the same instrument which is valid and effective as if all parties had executed the same counterpart. This Third Amendment may be validly executed and delivered by facsimile or other electronic transmission. Notwithstanding the foregoing, the parties are required to deliver original signature pages to each other.

IN WITNESS WHEREOF, each of the parties has caused this Third Amendment to be executed by its duly authorized officer as of the day and year first above written.

SURETY:

FEDERAL INSURANCE COMPANY

By:	/s/ James E. Altman
Name:	James E. Altman
Title:	Vice President

AMERICAN HOME ASSURANCE COMPANY

By:	/s/ Kevin M. Maroney
Name:	Kevin M. Maroney
Title:	Assistant Vice President

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

By:	/s/ Kevin M. Maroney
Name:	Kevin M. Maroney
Title:	Assistant Vice President

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

By:	/s/ Kevin M. Maroney
Name:	Kevin M. Maroney
Title:	Assistant Vice President

PRINCIPAL/INDEMNITORS:

QUANTA SERVICES, INC.

By:	/s/ Darren B. Miller
Name:	Darren B. Miller
Title:	Vice President-Information Technology and Administration

ADVANCED TECHNOLOGIES AND INSTALLATION CORPORATION
ALLTECK LINE CONTRACTORS (USA), INC.
AUSTIN TRENCHER, INC.
BRADFORD BROTHERS, INCORPORATED
CCLC, INC.
CMI SERVICES, INC.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
DILLARD SMITH CONSTRUCTION COMPANY
FIBER TECHNOLOGIES, INC.
FIVE POINTS CONSTRUCTION CO.
GLOBAL ENERCOM MANAGEMENT, INC.
GOLDEN STATE UTILITY CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
INTERMOUNTAIN ELECTRIC, INC.
IRBY CONSTRUCTION COMPANY
MANUEL BROS., INC.
MEARS GROUP, INC.
MEJIA PERSONNEL SERVICES, INC.
METRO UNDERGROUND SERVICES, INC. OF
ILLINOIS
NETWORK ELECTRIC COMPANY
NORTH SKY COMMUNICATIONS, INC.
PAR ELECTRICAL CONTRACTORS, INC.
PARKSIDE SITE & UTILITY COMPANY CORPORATION
PARKSIDE UTILITY CONSTRUCTION CORP.
POTELCO, INC.
PROFESSIONAL TELECONCEPTS, INC. (IL)
PROFESSIONAL TELECONCEPTS, INC. (NY)
QUANTA DELAWARE, INC.
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA UTILITY INSTALLATION COMPANY, INC.

By:	/s/ Tana Pool
Name:	Tana L. Pool
Title:	Vice President

QUANTA UTILITY SERVICES–GULF STATES, INC.
R.A. WAFFENSMITH & CO., INC.
SOUTHWEST TRENCHING COMPANY, INC.
SPALJ CONSTRUCTION COMPANY
SUMTER UTILITIES, INC.
THE RYAN COMPANY, INC.
TOM ALLEN CONSTRUCTION COMPANY
TRAWICK CONSTRUCTION COMPANY, INC.
TTM, INC.
UNDERGROUND CONSTRUCTION CO., INC.
UTILITY LINE MANAGEMENT SERVICES, INC.
VCI TELCOM, INC.
W.C. COMMUNICATIONS, INC.

By:	/s/ Tana Pool
Name:	Tana L. Pool
Title:	Vice President

MEARS/CPG LLC
MEARS ENGINEERING/ LLC
MEARS/HDD, LLC
MEARS SERVICES LLC

By:	Mears Group, Inc., the Sole Member of each of the foregoing limited liability companies

	By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

OKAY CONSTRUCTION COMPANY, LLC

By:	Spalj Construction Company, its Sole Member

	By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

QUANTA UTILITY SERVICES, LLC

By:	Mejia Personnel Services, Inc., its Sole Member

	By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

TJADER, L.L.C.

By:	Spalj Construction Company, its Sole Member

	By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

DIGCO UTILITY CONSTRUCTION, L.P.
LINDSEY ELECTRIC, L.P.
NORTH HOUSTON POLE LINE, L.P.

By:	Mejia Personnel Services, Inc., the General Partner of each of the foregoing limited partnerships

	By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

By:	QSI, Inc., its General Partner

	By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

TRANS TECH ELECTRIC, L.P.

By:	TTGP, Inc., its General Partner

	By:	/s/ Tana Pool
	Name:	Tana L. Pool
	Title:	Vice President

BLAIR PARK SERVICES, LLC
CAN-FER CONSTRUCTION COMPANY
DACON CALIFORNIA, INC.
DACON, LLC
DASHIELL CALIFORNIA, INC.
DASHIELL, LLC
INFRASOURCE POWER CALIFORNIA, INC.
INFRASOURCE POWER, LLC
INFRASOURCE TELECOMMUNICATION SERVICES, LLC
INFRASOURCE TRANSMISSION SERVICES COMPANY
INFRASOURCE UNDERGROUND CONSTRUCTION CALIFORNIA, INC.
INFRASOURCE UNDERGROUND CONSTRUCTION, INC.
INFRASOURCE UNDERGROUND CONSTRUCTION, LLC
INFRASOURCE UNDERGROUND CONSTRUCTION SERVICES, LLC
INFRASOURCE UNDERGROUND INSTALLATION, LLC
INFRASOURCE UNDERGROUND SERVICES CANADA, INC.
M.J. ELECTRIC CALIFORNIA, INC.
M.J. ELECTRIC, LLC

By:	/s/ Tana Pool
Name:	Tana L. Pool
Title:	Vice President

SPECTRUM CONSTRUCTION CONTRACTING, L.L.C.

By:	Conti Communications, Inc., its Sole Member

By:	/s/ Tana Pool
Name:	Tana L. Pool
Title:	Vice President

NEW INDEMNITORS:

PAULEY CONSTRUCTION INC. SUNESYS, LLC WINCO, INC.

By:	/s/ Tana Pool
Name:	Tana L. Pool
Title:	Vice President

LIST OF PRINCIPAL/INDEMNITORS

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
Quanta Services, Inc.	Delaware	1360 Post Oak Blvd., Suite 2100 Houston, TX 77056	74-2851603	None

Advanced Technologies and Installation Corporation	Washington	655 Glennville Richardson, TX 75081	91-1528002	Telecom Network Specialists, Inc. JT Communications, Inc.

Allteck Line Contractors (USA), Inc.	Washington	4940 Still Creek Avenue Burnaby, British Columbia Canada, V5C 4E4	98-0198185	None

Austin Trencher, Inc.	Delaware	9250 FM 2243 Leander, TX 78641	76-0598342	None

Blair Park Services, LLC	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-5566110	InfraSource Wireless (DE, MA, NJ, NY, PA, RI, VA, WV, DC) Blair Park Services, Inc.

Bradford Brothers, Incorporated	North Carolina	11712 Statesville Road Huntersville, NC 28078	56-0861169	Lake Norman Pipeline, LLC

CAN-FER Construction Company	Texas	11031 Grissom Lane Dallas, TX 75229	75-2888488	None

CCLC, Inc.	Delaware	5 Johnson Drive, Suite 4 Raritan, NJ 08869	74-2947665	None

CMI Services, Inc.	Florida	1555 South Blvd. Chipley, FL 32428	59-3371172	Communication Manpower, Inc.

Conti Communications, Inc.	Delaware	5 Johnson Drive, Suite 4 Raritan, NJ 08869	76-0605511	Delaware Conti Communications, Inc.

Croce Electric Company, Inc.	Delaware	2 Betty Street Everett, MA 02149	76-0605518	None

Dacon California, Inc.	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-5770998	None

EXHIBIT A

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
Dacon, LLC	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-3699950	Dacon Corporation Dacon Ltd. Limited Partnership (MS) Dacon, Limited Partnership (MO) Dacon, Ltd. Limited Partnership (NM) Dacon Ltd. Dacon GP LLC InfraSource Dacon, LLC

Dashiell California, Inc.	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-5770664	None

Dashiell, LLC	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-3699713

Dashiell Corporation

Dashiell Ltd. Limited Partnership (CT, IL, MI, MN, MS, NC, OK, VT)

Dashiell Ltd. Limited Partnership (MA)

Dashiell, Ltd. Limited Partnership (SC)

Dashiell, Ltd. L.P. (GA)

Dashiell Indiana Ltd. Limited Partnership (IN)

Dashiell Limited

Partnership (NC)

EXHIBIT A

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES

Dashiell-InfraSource (NY)

Dashiell Ohio Ltd. Limited Partnership (OH)

Dashiell Ltd. Limited

Liability (WV)

Dashiell Ltd.

InfraSource Dashiell, LLC

InfraSource Texas

Holdings LP LLC

InfraSource Texas

Holdings GP LLC

Digco Utility Construction, L.P.	Delaware	1608 Margaret Street Houston, TX 77093	76-0612176	None

Dillard Smith Construction Company	Delaware	4001 Industry Dr. Chattanooga, TN 37416	76-0589264	P.D.G. Electric Power Engineering & Testing Haines Construction Company Dillard Smith Construction Company (Delaware)

Fiber Technologies, Inc.	Virginia	800 Satellite Blvd. Suwanee, GA 30024	54-1612812	Fiber Technology World Fiber DeltaComm Marlboro Cablevision

EXHIBIT A

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
Constructors Choice Optics Communications Myers Cable, Inc. Sycamore Shoals Communications, Inc. Crown Fiber Communications, Inc.

Five Points Construction Co.	Texas	5145 Industrial Way Benicia, CA 94510	94-2738636	None

Global Enercom Management, Inc.	Delaware	2500 Wilcrest Drive, Suite 100 Houston, TX 77042	76-0598339	GEM Engineering Co., Inc.

Golden State Utility Co.	Delaware	2001 West Tuolomne Road Turlock, CA 95380	76-0567490	Sanders Construction Company North Pacific Construction Co., Inc. Delaware North Pacific Construction Co.

H. L. Chapman Pipeline Construction, Inc.	Delaware	9250 FM 2243 Leander, TX 78641	76-0598341	DB Utilities Sullivan Welding

InfraSource Power California, Inc.	California	100 West Sixth Street Suite 300 Media, PA 19063	74-3149821	None

InfraSource Power, LLC	Minnesota	2936 South 166th Street New Berlin, WI 53151	41-1723047	Aconite Corporation InfraSource Underground Power, Inc.

InfraSource Telecommunication Services, LLC	Delaware	219 Ruth Road Harleysville, PA 19438	26-1581998	None

InfraSource Transmission Services Company	Arizona	4143 East Quartz Circle Mesa, AZ 85215	86-0787875	Maslonka & Associates, Inc. MAI Acquisition, Inc. Dashiell Holdings Corporation

EXHIBIT A

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
InfraSource Underground Construction California, Inc.	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-2410077	IUC California, Inc. (CA)

InfraSource Underground Construction, Inc.	Delaware	2936 South 166th Street New Berlin, WI 53151	51-0324281	Mueller Pipeliners, Inc. IUC Michigan, Inc. (MI) IUC Texas, Inc. (TX)

InfraSource Underground Construction, LLC	Delaware	4033 East Morgan Ypsilanti, MI 48197	04-3633384

Arby Construction, Inc.

Michigan Trenching Services, Inc.

Mueller Energy

Services, Inc.

MES-MTS, LLC

IUC Illinois, LLC (IL)

IUC Missouri, LLC (MO)

IUC Montana, LLC (MT)

IUC Nebraska, LLC (NE)

IUC North Dakota, LLC (ND)

IUC Washington, LLC (WA)

IUC Wisconsin, LLC (WI)

EXHIBIT A

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
S.K.S. Pipeliners, LLC

InfraSource Underground Construction Services, LLC	Georgia	2936 South 166th Street New Berlin, WI 53151	58-1696154	Mueller Distribution Contractors, Inc. InfraSource Underground Construction Services, Inc. IUC South, LLC Nuflint, LLC InfraSource Concrete & Paving Services, LLC Flint Paving Company

InfraSource Underground Installation, LLC	Delaware	2012-A S. Elliott St. Aurora, MO 65605	41-1625874	Gas Distribution Contractors, Inc.

InfraSource Underground Services Canada, Inc.	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-3676436	None

Intermountain Electric, Inc.	Colorado	602 South Lipan Street Denver, CO 80223	84-0906573	Colorado IM Electric

Irby Construction Company	Mississippi	817 S. State Street Jackson, MS 39201	64-0902002	None

Lindsey Electric, L.P.	Texas	1608 Margaret Street Houston, TX 77093	02-0557008	None

Manuel Bros., Inc.	Delaware	908 Taylorville Road, Suite 104 Grass Valley, CA 95949	76-0577087	Renaissance Construction Western Directional

Mears/CPG LLC	Michigan	4500 N. Mission Road Rosebush, MI 48878	N/A	None

Mears Engineering/LLC	Michigan	4500 N. Mission Road Rosebush, MI 48878	N/A	None

Mears Group, Inc.	Delaware	4500 N. Mission Road Rosebush, MI 48878	76-0612167	None

Mears/HDD, LLC	Michigan	4500 N. Mission Road Rosebush, MI 48878	N/A	None

EXHIBIT A

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES

Mears Services LLC	Michigan	4500 N. Mission Road Rosebush, MI 48878	N/A	None

Mejia Personnel Services, Inc.	Texas	431 West Bedford-Euless Road, Suite F Hurst, TX 76053	75-2575734	None

Metro Underground Services, Inc. of Illinois	Illinois	901 Ridgeway Avenue Aurora, IL 60506	36-4125701	Metro Underground Services, Inc.

M.J. Electric California, Inc.	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-5770522	None

M.J. Electric, LLC	Delaware	100 West Sixth Street Suite 300 Media, PA 19063	20-5565796	InfraSource Wireless E.I.S. Electric, Inc. (AZ, WA) E.I.S. Electric, Inc. (CT) InfraSource Electric, Inc. (NE) M.J. Electric, Inc. InfraSource M.J. Electric, LLC

Network Electric Company	Delaware	5425 Louis Lane Reno, NV 89511	76-0598345	DE Network Electric Company

North Houston Pole Line, L.P.	Texas	1608 Margaret Street Houston, TX 77093	74-1675857	North Houston Pole Line Corp. Lindsey Electric

North Sky Communications, Inc.	Delaware	11818 SE Mill Plain Blvd., Suite 302 Vancouver, Washington 98684	76-0605490	None

Okay Construction Company, LLC	Delaware	208 Rum River Drive Princeton, MN 55371	76-0612169	None

PAR Electrical Contractors, Inc.	Missouri	4770 North Belleview Avenue	44-0591890	Riggin & Diggin

EXHIBIT A

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
		Suite 300 Kansas City, MO 64116		Harker & Harker Union Power Construction Company Seaward Corporation Mustang Line Contractors, Inc. Lineco Leasing, LLC Par Infrared Consultants

Parkside Site & Utility Company Corporation	Delaware	123 King Phillip Street Johnston, RI 02919	76-0612181	None

Parkside Utility Construction Corp.	Delaware	123 King Phillip Street Johnston, RI 02919	76-0612160	None

Pauley Construction Inc.	Arizona	2021 W. Melinda Lane Phoenix, AZ 85027	86-0678047	None

Potelco, Inc.	Washington	14103 8th Street East Sumner, WA 98390	91-0784248	Kingston Constructors Kuenzi Construction NorAm Telecommunications Potelco, Incorporated

Professional Teleconcepts, Inc.	Illinois	Route 12 South Norwich, NY 13815	36-3785874	TNS-VA, LLC

Professional Teleconcepts, Inc.	New York	Route 12 South Norwich, NY 13815	16-1246233	Airlan Telecom Services, L.P.

Quanta Delaware, Inc.	Delaware	300 Delaware Avenue 9th Floor Wilmington, DE 19801	51-6508285	None

Quanta Government Services, Inc.	Delaware	1360 Post Oak Blvd. Suite 2100 Houston, Texas 77056	76-0605504	None

Quanta Government Solutions, Inc.	Delaware	1360 Post Oak Blvd. Suite 2100 Houston, Texas 77056	76-0612166	Quanta LI Acquisition, Inc.

Quanta Services	Texas	1360 Post Oak Blvd.	76-0574732	None

EXHIBIT A

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES

Management Partnership, L.P.		Suite 2100 Houston, Texas 77056

Quanta Utility Installation Company, Inc.	Delaware	1360 Post Oak Blvd. Suite 2100 Houston, Texas 77056	76-0592449	None

Quanta Utility Services-Gulf States, Inc.	Delaware	1360 Post Oak Blvd. Suite 2100 Houston, Texas 77056	76-0612175	Southeast Pipeline Construction, Inc.

Quanta Utility Services, LLC	Delaware	4770 North Belleview Avenue Suite 300 Kansas City, MO 64116	76-0589263	Great Western Enterprises, Inc. Bore Specialists TVS Systems, Inc. Netcom Management Group, Inc. Northern Line Layers, LLC

R.A. Waffensmith & Co., Inc.	Delaware	2042 N. Kelty Road Franktown, CO 80116	76-0589266	Dahl Trenching Southwestern Communications, Inc.

Southwest Trenching Company, Inc.	Texas	1608 Margaret St. Houston, Texas 77093	76-0106600	None

Spalj Construction Company	Delaware	22360 County Road 12 Deerwood, MN 56444	76-0567489	Span-Con of Deerwood Wilson Roadbores Dot 05 Optical Communications Smith Contracting Thorstad Brothers Tiling Tjader & Highstrom Dot 05, LLC Driftwood Electrical Contractors, Inc

EXHIBIT A

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
Maddux Communications

Spectrum Construction Contracting, L.L.C.	Colorado	7399 South Tucson Way, Suite C-5 Englewood, CO 80112	84-1385108	None

Sumter Utilities, Inc.	Delaware	1151 North Pike West Sumter, SC 29153	76-0577089	Utilco, Inc. Old Lesco Corporation, Inc.

Sunesys, LLC	Delaware	1360 Post Oak Blvd., Suite 2100 Houston, TX 77056	20-5565929	Sunesys, Inc.

The Ryan Company, Inc.	Massachusetts	25 Constitution Drive Taunton, MA 02780	04-2387367	Eastern Communications The Ryan Company, Inc. of Massachusetts The Ryan Company of Massachusetts Ryan Company Inc. (The) The Ryan Company Incorporated of Massachusetts

Tjader, L.L.C.	Delaware	541 Industrial Drive New Richmond, WI 54017	76-0654709	None

Tom Allen Construction Company	Delaware	411 Edwardsville Road Troy, Illinois 62294	76-0589277	TA Construction Specialty Drilling Technology, Inc. T&S Construction Company Taylor Built, Inc.

Trans Tech Electric, L.P.	Texas	4601 Cleveland Road South Bend, IN 46628	35-1553093	Trans Tech Acquisition, Inc.

Trawick Construction Company, Inc.	Florida	1555 South Blvd. Chipley, FL 32428	59-0907078	None

TTM, Inc.	North Carolina	6135 Lakeview Road Suite 500	56-1356956	TTM of North Carolina, Inc.

EXHIBIT A

PRINCIPAL	JURISDICTION OF FORMATION	LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS	TAX ID NO.	PRIOR NAMES OR TRADE NAMES
		Charlotte, NC 28269		TTMF, Inc.

Underground Construction Co., Inc.	Delaware	5145 Industrial Way Benicia, CA 94510	76-0575471	Underground Construction Co. Delaware Underground Construction Co. Metro Underground Construction Co. Underground Electric Construction Company Hudson & Poncetta, Inc.

Utility Line Management Services, Inc.	Delaware	4770 North Belleview Avenue, Suite 300 Kansas City, Missouri 64116-2188	76-0612162	Quanta LIV Acquisition, Inc.

VCI Telcom, Inc.	Delaware	1921 West Eleventh Street Upland, CA 91786	76-0589274	None

W. C. Communications, Inc.	Delaware	1921 West Eleventh Street Upland, CA 91786	76-0598348	West Coast Communications

Winco, Inc.	Oregon	22300 NE Yellow Gate Lane Aurora, OR 97002	93-1077101	Winco Powerline Services

EXHIBIT A